EXHIBIT 32-1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Twin Faces East Entertainment Corporation (the "Company") on Form 10-QSB/A for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Smolanoff, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained in the Report fairly presents,  in  all
          material   respects,  the  financial  condition  and   results   of
          operations of the Company.



                              /s/ Michael Smolanoff
                              Michael Smolanoff
                              President and Chief Executive Officer
                              August 26, 2003